                                                                  EXHIBIT 10.209


                           WILSHIRE TECHNOLOGIES, INC.

                           NON-QUALIFIED STOCK OPTION

                           GRANTED UNDER THE COMPANY'S

                             1995 STOCK OPTION PLAN

THIS IS TO CERTIFY that on November 13, 2001 WILSHIRE TECHNOLOGIES, INC., a California corporation (the "Company") has granted to Derek Warneke (the "Optionee") an option to purchase 50,000 shares of common stock of the Company, no par value, at a price of $0.10 per share, upon the terms and conditions hereinafter stated, to all of which the Optionee, by the acceptance hereof, assents.

1.      Option Period and Conditions on Exercise.

        This option vests as follows:

        As to 16,667 of the shares on November 13, 2001;

        As to an additional 16,667 shares on November 13, 2002; and

        As to an additional 16,666 shares on November 13, 2003.

        The option shall not be exercisable with respect to any of the shares subject to the option after the expiration of ten years from the date of grant, and the option shall not be exercisable with respect to fractional shares.

2.      Effect of Termination of Employment/Effect of Death.

        a. If the Optionee is an officer, employee or director of the Company and ceases to be such for any reason other than death or termination for cause, Optionee may exercise this option in accordance with its terms only for a period of ninety days after such cessation (but not beyond the Option Period). Any exercise of this option after such cessation may be only to the extent of the full number of shares the Optionee was entitled to purchase under this option on the date of such cessation, plus a portion of the additional number of shares, if any, he would have become entitled to purchase on the next anniversary date of the date of grant of the option following such cessation, such portion to be determined by multiplying such additional number of shares by a fraction, the numerator of which is the number of days from the anniversary date of the date of grant preceding such cessation to the date of such cessation and the denominator of which is 365. Such portion shall be rounded, if necessary, to the nearest whole share.

        b. If the termination of the Optionee's position as an officer or employee of the Company is for cause (as determined in the sole judgment of the Board of Directors), this option shall thereupon be cancelled and the Optionee shall have no right to exercise any part of this option after such termination.

        c. If the Optionee dies, this option continues in effect and may be exercised in accordance with its terms for twelve months from the date of the Optionee's death (but not beyond the Option Period) by the executor or administrator of the estate, or in the event there is none, then by the person or persons to whom the optionee's rights under this option shall pass by will or the laws of descent and distribution. Any exercise of this option after such death may be only to the extent of the full number of shares the optionee was entitled to purchase under this option on the date of death, plus a portion of the additional number of shares, if any, he would have become entitled to purchase on the next anniversary date of the date of grant of the option following such death, such portion to be determined by multiplying such additional number of shares by a fraction, the numerator of which shall be the number of days from the anniversary date of the date of grant preceding such death to the date of death and the denominator of which shall be
                365. Such portion shall be rounded, if necessary, to the nearest whole share.

3.      Manner of Exercise.

        This option shall be exercised by giving written notice to the Company addressed in the manner specified in paragraph 7, specifying the number of shares to be purchased and accompanied by payment in full in cash, or in whole or in part in Common Stock, as provided in paragraph 9, for the shares purchased.

4.      Nontransferability of Option.

        This option shall not be transferable except to the executor or administrator of the Optionee's estate or to the Optionee's heirs or legatees, and shall be exercisable during the Optionee's lifetime only by the Optionee. This option may, however, be surrendered to the Company for cancellation for such consideration and upon such terms as may be mutually agreed upon by the Company and the Optionee.

5.      Adjustment of Shares and Price Per Share.

        The number of shares subject to this option shall be adjusted as follows:

        a. In the event the Company's outstanding common stock is changed by any stock dividend, stock split, or combination of shares, the number of shares subject to this option shall be proportionately adjusted, without change in the aggregate purchase price.

        b. Except as provided in subsection (d) hereof, in the event of any merger, consolidation, or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis, for each share of common stock then subject to this option, an option for the number and kind of shares of stock or other securities to which the holders of common stock of the Company will be entitled pursuant to the transaction.

        c. In the event of any other relevant change in the capitalization of the Company, this option and the purchase price per share shall be equitably adjusted.

        d. In the event of a merger described in Section 368 (a)(2)(E) of the Internal Revenue Code of 1986 in which the Company is the surviving corporation, this option shall terminate and thereupon become null and void but only if the controlling corporation shall agree to exchange its options for this option; but the Optionee shall have the right, immediately prior to such merger, to exercise this option, without regard to any otherwise applicable restriction as to time of exercise, other than expiration of the Option Period.

        e. Upon the dissolution of the Company, this option shall terminate and thereafter become null and void; but the Optionee shall have the right, immediately prior to such dissolution, to exercise this option without regard to any otherwise applicable restriction as to time of exercise, other than expiration of the Option Period.

6.      Compliance with Applicable Law.

        The exercise of this option is subject to the obtaining of any consent or approval of any governmental or other regulatory body which the Board of Directors, in its discretion, deems necessary or desirable.

7.      Other Provisions.

        a. The holder of this option shall not be entitled to any rights of a shareholder of the Company with respect to any shares subject to this option until such shares have been paid for in full and issued to him.

        b. Nothing in this Certificate shall be construed as limiting any rights which the Company or any parent or subsidiary corporation of the Company may have to terminate at any time the employment of the Optionee.

        c. Notice to the Company hereunder shall be addressed to the attention of its Secretary at its corporate office at 5861 Edison Place, Carlsbad, California 92008.

8.      Incorporation of Plan by Reference.

        EXCEPT AS MODIFIED OR AMPLIFIED BY THE SPECIFIC TERMS OF THIS AGREEMENT, ALL OF THE TERMS AND PROVISIONS OF THE WILSHIRE TECHNOLOGIES, INC. 1995 STOCK OPTION PLAN (THE "PLAN"), A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT A, ARE INCORPORATED HEREIN AND MADE A PART HEREOF AS IF SET FORTH AT LENGTH HEREIN.

9.      Optional Form of Payment for Shares.

        Payment for any number of shares of stock of the Company purchased pursuant to the exercise of this option may, at the election of the Optionee, be made by delivering to the Company a number of shares of the Common Stock of the Company, which the Optionee has owned for at least six months, with a Fair Market Value (as defined in the Plan), on the date this option is exercised, equal to the option exercise price for such shares.

                                       WILSHIRE TECHNOLOGIES, INC.


                                       By:     /s/    KEVIN MULVIHILL
                                          --------------------------------------
                                                      Kevin Mulvihill
                                                        President

        I hereby accept the foregoing stock option on the terms and conditions hereinabove stated.

        I understand that the shares issuable to me on exercise of this option have not been registered under the Securities Act of 1933 and that the Company has no intention of so registering such shares.

                                        /s/ DerekWarneke
                                        ----------------------------------------
                                        Derek Warneke - Optionee

                               EXERCISE OF OPTION

        The undersigned hereby irrevocably elects to exercise the right to purchase shares of Common Stock of Wilshire Technologies, Inc. (the "Shares"), such right being represented by the Stock Option granted to me on May 1, 2000 and herewith tenders payment for the Shares to the order of Wilshire Technologies, Inc., in the amount of $ (equal to [the number of shares] multiplied by $________ [the exercise price stated in the Stock Option]).

        The undersigned requests that a certificate for the Shares be registered in the name of, and delivered to, the undersigned at the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Name
                                             -----------------------------------
                                                    (Please print or type)

Date:                                  Signature
     ----------------                            -------------------------------

                                       Social Security Number
                                                              ------------------